SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                            Form 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported)
                         June 10, 1996


           AMRESCO Residential Securities Corporation
            (on   behalf   of   AMRESCO  Residential   Securities
               Corporation Mortgage Loan Trust 1996-3)
     (Exact name of registrant as specified in its charter)


 New York                               33-99346            Pending
(State  or  Other  Jurisdiction)      (Commission      (I.R.S. Employer
 of Incorporation)                   File   Number)   Identification No.)


         c/o Bankers Trust Company of California, N.A.
         3 Park Plaza, 16th Floor Irvine, CA              92714
         (Address of Principal                          (Zip Code)
               Executive Offices)


     Registrant's telephone number, including area code (909) 605-7600


                             No Change
 (Former name or former address, if changed since last report)


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

             99.1 Computational  Materials  of  Goldman,
                  Sachs & Co. relating to the Offered Certificates - Preliminary Structure

             99.2 Computational Materials of Goldman, Sachs & Co.
                  relating to the Offered Certificates - Description of Initial Group 1 Mortgage Loans

             99.3 Computational Materials of Goldman, Sachs & Co.
                  relating to the Offered Certificates - Price/Margin Table


                            SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    AMRESCO RESIDENTIAL SECURITIES CORPORATION, as Depositor


                    By:    /s/ Ronald B. Kirkland
                         Name: Ronald B. Kirkland
                         Title:    Chief Financial Officer and
                               Chief Accounting Officer



Dated:  June 10, 1996

                         EXHIBIT INDEX

  Exhibit No.     Description
      99.1        Computational Materials of Goldman,
                  Sachs & Co. relating to the Offered
                  Certificates - Preliminary Structure.

      99.2        Computational Materials of Goldman,
                  Sachs & Co. relating to the Offered
                  Certificates - Description of Initial
                  Group 1 Mortgage Loans.

      99.3        Computational Materials of Goldman,
                  Sachs & Co. relating to the Offered
                  Certificates - Price/Margin Table.